Exhibit 10.110
                      COMMON STOCK WARRANT AND CERTIFICATE


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.


                            BRANDPARTNERS GROUP, INC.
               Warrant for the Purchase of Shares of Common Stock
                            $0.01 par value per share

                      THIS WARRANT EXPIRES ON May 12, 2009

                                                                100,000 Warrants

THIS CERTIFIES that, for value received, Rubenstein Investor Relations, Inc., with an address at ("RIR" or "Holder"), is entitled to subscribe for and purchase from Brand Partners Group, Inc. ("BPTR" or the "Company"), a Delaware corporation, upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M. New York time on May 12, 2009, (the "Exercise Period"), one hundred thousand shares of Common Stock (the "Common Stock"), par value $0.01 per share, at exercise price equal to $0.75 per share subject to adjustment as provided herein (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

                  The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

                  1. (a) This Warrant may be exercised during the Exercise Period, as to the whole number of Warrant Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at 10 Main Street, Rochester, NH 03839 Attn: CFO, or at such other place as is designated in writing by the Company. Subject to Section 1(b) hereof, such executed election must be accompanied by payment in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by certified or bank cashier's check payable to the order of the Company.

                  (b) Payment upon exercise of this Warrant may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (c) below ("Cashless Exercise") or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock determined as provided herein.

         (c) If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below) and no Registration Statement relating to the shares of Common Stock underlying this Warrant is effective after the one (1) year upon anniversary of the issuance of this Warrant, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)
  -------
      A

                  Where X= the number of shares of Common Stock to be issued to the holder

                             Y= the number of shares of Common Stock
                             purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                             A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                             B= Purchase Price (as adjusted to the date of such calculation)

(d) The Holder may employ the cashless exercise feature described above only during the pendency of a non-registration event following the one year anniversary of the issuance of this Warrant.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Commission currently has interpreted Rule 144 to mean that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

                  2. (a) Upon each exercise of the Holder's rights to purchase Warrant Shares, as of the close of business on the date of such exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

                           (b) The issuance of certificates for Warrant Shares
upon exercise of this Warrant shall be made without charge to Holder or the purchaser of any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares.

                           (c) The Company shall not close its books against the
transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                           (d) The Company shall from time to time take all such
action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                           (e) The Company shall assist and cooperate with any
reasonable request by the Holder or any purchaser which is required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

                           (f) Notwithstanding any other provision hereof, if an
exercise of any portion of this Warrant is to be made in connection with a public offering or sale of the Company (pursuant to a merger, sale of stock or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to consummation of such transaction.

                  3. (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of this Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the reasonable opinion of counsel to the Company, such transfer does not comply with the provisions of the Act, and the rules and regulations promulgated thereunder.

                           (b) The initial Holder acknowledges that it has been
advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The initial Holder acknowledges by the acceptance of this Warrant that (a) it has acquired this Warrant for investment purposes only and not with a view to distribution in violation of the Act; (b) by reason of its business or financial experience it has the capacity to evaluate the merits and risks of an investment in the Company; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Act. The initial Holder agrees that any Warrant Shares will be acquired for investment purposes only and not with a view to distribution. The initial Holder acknowledges that it has been informed by its advisors and professionals, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the initial Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 promulgated under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

                  4. (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefore. The Company covenants that all Warrant Shares are validly authorized and reserved for issuance and, if and when this Warrant is exercised in whole or in part, and receipt by the Company of the full Exercise Price therefore, the Warrant Shares will be duly and validly issued, fully paid, nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

                           (b) The Company has all requisite corporate power and
authority to enter into and perform its obligations under this Warrant and to issue and deliver the Warrant to the Holder. The execution, delivery, and performance by the Company of its obligations under this Warrant, including the issuance and delivery of the Warrant to the Holder, have been duly authorized by all necessary corporate action on the part of the Company. This Warrant has been duly executed and delivered by the Company and Holder and is a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

                  5. (a) In case the Company shall at any time after the date this Warrant is first issued (i) declare a dividend on the outstanding shares of Common Stock of the Company payable in shares of its Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares for such consideration which, if such Warrant had been exercised immediately prior to such time at the then-current exercise price, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (b) Whenever there shall be an adjustment as provided
in this Section 5, the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                           (c) The Company shall not be required to issue
fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall at its sole discretion purchase such fraction for an amount in cash equal to the same fraction of the Fair Market Value of such share of Common Stock on the date of exercise of this Warrant or round the fractional share up to the next whole number of shares.

                  6. (a) In case of any consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation or in which the shareholders of the Company prior to such event hold more than 50% of the capital stock of the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and (ii) make effective provisions in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                           (b) In case of any reclassification or change of the
shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving or continuing corporation and in which there is a reclassification or change (including a change to the right to receive securities of another person, property, cash or any combination thereof) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                           (c) The above provisions of this Section 6 shall
similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances.

                  7. In case at any time the Company shall propose to:

                           (a) pay any dividend or make any distribution on
shares of Common Stock in shares of Common Stock or equivalents thereto or make any other distribution; or

                           (b) effect any reclassification or change of
outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property, described in Section 6 hereof; or

                           (c) effect any liquidation, dissolution or winding-up
of the Company; or

                           (d) take any other action which would cause an
adjustment to the Exercise Price; or

                           (e) provide to its shareholders any information which
is regularly provided to shareholders,

                           then, and in any one or more of such cases (a)
through (e), the Company shall give written notice thereof, by certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least five (5) days prior to (i) the date as of which the holders of record of shares of Securities to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up, or (iii) the date of such other action which would require an adjustment to the Exercise Price. In the case of subsection (e) above, written notice to the Holder shall be given by regular mail, without notice to counsel as set forth in Section 15 below.

                  8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax (other than taxes based on the net income of the Holder) or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  9. The Holder shall have the registration rights and be subject to the same obligations and undertakings with respect to the Warrant Shares as are granted pursuant to the Registration Rights Agreement providing registration rights to the Holder.

                  10. Unless registered pursuant to the provisions of Section 9, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

                  11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of any Warrant if mutilated), including an affidavit of the Holder that this Warrant has been lost, stolen, destroyed or mutilated, together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Warrant, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

                  12. The Holder of this Warrant shall not have solely on account of such status any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                  13. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to principles governing conflict of laws.

                  14. The Company and the Holder irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in New York in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this

Warrant or any such document or instrument. In any such action or proceeding, the Company and the Holder waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with
Section 15 hereof. Within thirty (30) days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company and the Holder shall appear to answer such summons, complaint or other process.

                  15. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at 10 Main Street, Rochester, NH 03839, (ii) if to the Holder, at its address set forth on the first page hereof or (iii) in either case, to such other address, facsimile number or person's attention as the party shall have furnished in writing in accordance with the provisions of this Section 15. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 15. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 15 shall be deemed given at the time of receipt thereof.

                  16. No course of dealing and no delay or omission on the part of the Holder or the Company in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's or the Company's rights, powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder or the Company shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

                  17. This Warrant may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.

                  IN WITNESS WHEREOF, the Company has delivered this Common Stock Warrant on the date set forth below.

Dated as of May 12, 2004.

                                     BRAND PARTNERS GROUP, INC.


                                     BY:_____________________________
                                        JAMES F. BROOKS, CHIEF EXECUTIVE OFFICER

Agreed to:
-----------------------
Holder

                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)


                  FOR VALUE RECEIVED, _____________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase ___________ shares of Common Stock, $0.01 par value per share, of BrandPartners Group, Inc. (the "Company"), together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ ___________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _________________



                                                 Signature____________________




                                                 (Signature Guarantee)


                                     NOTICE

                  The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      BrandPartners Group, Inc.
         10 Main Street
         Rochester, NH 03839

                          FORM OF ELECTION TO EXERCISE

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box): ___ ________ shares of the Common Stock covered by such Warrant; or ___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):
___ $__________ in lawful money of the United States; and/or ___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or ___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 1, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 1.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________
whose address is ________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________
                                           (Signature must conform to name of
                                           holder as specified on the face of
                                           the Warrant)


                                           (Address)